U.S. SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of report February 21, 2002


                              ROYAL PRECISION, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                         (State or Other Jurisdiction of
                         Incorporation or Organization)


                 0-22889                               06-1453896
          Commission File Number            (I.R.S. Employer Identification No.)


   535 Migeon Avenue, Torrington, CT                     06790
(Address of Principal Executive Offices)               (Zip code)


                                 (860) 489-9254
              (Registrant's Telephone Number, Including Area Code)


               (Former Name, Former Address and Former Fiscal Year
                          if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     The following exhibits are furnished as a part of this report:

Exhibit No.
-----------
   99.1        Press release of February 21, 2002.
   99.2        Press release of February 28, 2002.

ITEM 9. REGULATION FD DISCLOSURE.

     Royal Precision, Inc. received notice from The Nasdaq National Market that the Company did not comply with either minimum net tangible assets or minimum stockholders equity set forth in Marketplace Rule 4450(a)(3). The Company's stock was delisted from trading on Nasdaq at the opening of business on February 25, 2002 and is instead now quoted on the OTC Bulletin Board under the ticker symbol (OTC.BB: RIFL OB).

     On February 28, 2002, the Company completed a private placement of $275,000 of debt securities with certain members of the Board of Directors of the Company or such individuals' affiliated entities.

     Further information is contained in the attached press releases.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ROYAL PRECISION, INC.


Date: March 1, 2002                     By /s/ John C. Lauchnor
                                           -------------------------------------
                                           John C. Lauchnor, its President